Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

      DISTRICT OF DELAWARE

In Re. SANGAMO THERAPEUTICS, INC.	§	Case No. 26-10989
§
§
Debtor(s)	§
☐ Jointly Administered

Amended Monthly Operating Report			Chapter 11

Reporting Period Ended: 08/31/2026		Petition Date: 06/23/2026

Months Pending: 2		Industry Classification:

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		73

Debtor’s Full-Time Employees (as of date of order for relief):		74

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☒	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☒	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Nikunj Jain	Nikunj Jain
Signature of Responsible Party	Printed Name of Responsible Party

10/23/2026
Date

501 Canal Blvd., Suite A100 Richmond, CA 94804
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. §1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1	Docket No. 538 Filed: 10/23/26

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$16,906,954

b.	Total receipts (net of transfers between accounts)	$10,145,433	$38,707,494

c.	Total disbursements (net of transfers between accounts)	$3,826,691	$20,338,902

d.	Cash balance end of month (a+b-c)	$23,225,696

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$3,826,691	$20,338,902

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$90,355

b.	Accounts receivable over 90 days outstanding (net of allowance)	$90,355

c.	Inventory (Book Market Other (attach explanation))	$0

d	Total current assets	$25,398,606

e.	Total assets	$147,881,705

f.	Postpetition payables (excluding taxes)	$28,270,062

g.	Postpetition payables past due (excluding taxes)	$768,173

h.	Postpetition taxes payable	$308,160

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$28,578,222

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$32,543

m.	Prepetition unsecured debt	$78,651,484

n.	Total liabilities (debt) (j+k+l+m)	$107,262,249

o.	Ending equity/net worth (e-n)	$40,619,456

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$2,300,000	$2,300,000

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$2,300,000	$2,300,000

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$430,190

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$430,190

d.	Selling expenses	$0

e.	General and administrative expenses	$3,679,482

f.	Other expenses	$602,848

g.	Depreciation and/or amortization (not included in 4b)	$137,645

h.	Interest	$192,082

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$9,979,799

k.	Profit (loss)	$-14,449,029	$-29,369,386

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 5: Professional Fees and Expenses
a.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total					$515,399	$515,399
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Raymond James	Financial Professional			$175,000	$175,000
	ii	Verita	Other			$340,399	$340,399
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UST Form 11-MOR (12/01/2021)	3

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	4

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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b.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total					$11,851	$12,199
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Rothwell, Figg, Ernst & Manbec	Special Counsel			$11,693	$11,988
	ii	Daijogo & Pedersen, LLP	Special Counsel			$ 0	$ 53
	iii	Kilpatrick Townsend & Stockto	Special Counsel			$ 158	$ 158
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UST Form 11-MOR (12/01/2021)	5

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	6

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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c. All professional fees and expenses (debtor & committees)	$ 0	$ 0	$527,250	$527,597

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$211,413	$493,588

d. Postpetition employer payroll taxes paid	$455,499	$877,333

e. Postpetition property taxes paid	$361,948	$361,948

f. Postpetition other taxes accrued (local, state, and federal)	$96,747	$154,151

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No

c. Were any payments made to or on behalf of insiders?	Yes	No

d. Are you current on postpetition tax return filings?	Yes	No

e. Are you current on postpetition estimated tax payments?	Yes	No

f. Were all trust fund taxes remitted on a current basis?	Yes	No

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No

h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A

i. Do you have: Worker’s compensation insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

Casualty/property insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

General liability insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

j. Has a plan of reorganization been filed with the court?	Yes	No

k. Has a disclosure statement been filed with the court?	Yes	No

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages				$ 0

b. Gross income (receipts) from self-employment				$ 0

c. Gross income from all other sources				$ 0

d. Total income in the reporting period (a+b+c)				$ 0

e. Payroll deductions				$ 0

f. Self-employment related expenses				$ 0

g. Living expenses				$ 0

h. All other expenses				$ 0

i. Total expenses in the reporting period (e+f+g+h)				$ 0

j. Difference between total income and total expenses (d-i)				$ 0

k. List the total amount of all postpetition debts that are past due				$ 0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/ eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Nikunj Jain	Nikunj Jain
Signature of Responsible Party	Printed Name of Responsible Party

Interim Chief Financial Officer	10/23/2026
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	10

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Bankruptcy 1 to 50 Bankruptcy 51 to 100 Non Bankruptcy 1 to 50 Non Bankruptcy 51 to 100 UST Form 11-MOR (12/01/2021)

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT DELAWARE

)
In re:	)	Chapter 11
)
SANGAMO THERAPEUTICS, INC.	)	Case No. 26-10989 (CTG)
)
Debtor.[1]	)
)

GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING THE DEBTOR’S AMENDED2 MONTHLY OPERATING REPORT

On June 23, 2026 (the “Petition Date”), Sangamo Therapeutics, Inc. (the “Debtor”) commenced the above-captioned chapter 11 case by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor is authorized to operate its business as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

General Methodology

The Debtor is filing its monthly operating report (the “MOR”) for the period from August 1, 2026 through August 31, 2026 (the “Reporting Period”) for purposes of complying with the monthly reporting requirements applicable in the Debtor’s chapter 11 case. The MOR is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. The MOR is not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtor. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Debtor or its affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position, and schedule of receipts and disbursements in the future.

[1]	The Debtor and the last four digits of its taxpayer identification number are: Sangamo Therapeutics, Inc. (9556). The Debtor’s mailing address is 7000 Marina Blvd, Brisbane, CA 94005.
[2]

This amended monthly operating report amends the August monthly operating report filed at Docket No. 513 to add information regarding payments inadvertently made to ordinary course professionals, as set forth in part 5(b) of the monthly operating report form and the attached attestation titled “Part 7(b) and 7(h) Payments Without Court Approval.”

Basis for Presentation

In preparing the MOR, the Debtor relied on financial information from its books and records at the time of such preparation. The financial information contained in the MOR is derived from the Debtor’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical to accord with U.S. GAAP.

This information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework. If such procedures were applied, the Debtor believes that the financial information presented in the MOR could be subject to change, including material change.

Although the Debtor made efforts to ensure the accuracy and completeness of the MOR, given the complexity of the Debtor’s business, inadvertent errors or omissions may occur. Accordingly, the Debtor hereby reserves all rights to dispute the nature, validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in the MOR. Further, the Debtor reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

Moreover, given, among other things, the uncertainty surrounding the valuation and ownership of certain assets and the valuation and nature of certain liabilities, to the extent the Debtor shows more assets than liabilities, it is not an admission that the Debtor was solvent as of the Petition Date or at any time prior to the Petition Date. Likewise, to the extent the Debtor shows more liabilities than assets, it is not an admission that the Debtor was insolvent at the Petition Date or any time prior to the Petition Date.

For the reasons discussed above, there can be no assurance that the financial information presented in the MOR is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtor and the Debtor’s advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR.

Reporting Period

Unless otherwise noted herein, the MOR generally reflects the Debtor’s books and records for the applicable Reporting Period. Unless otherwise noted herein, no adjustments have been made for activity occurring after the close of the Reporting Period.

Accuracy

The financial information disclosed in the MOR was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtor should evaluate the financial information in light of the purposes for which it was prepared. The Debtor and its advisors are not liable for and undertake no responsibility to indicate variations from securities laws in the MOR or for any evaluations of the Debtor, including of their financial condition, based on this financial information or any other information.

Debtor in Possession Financing

On June 25, 2026, the Court entered the Interim Order (A) Authorizing the Debtor to Obtain Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 63] (the “Initial Interim DIP Order”) authorizing the Debtor to enter into a senior secured superpriority debtor-in-possession term loan facility (the “Initial DIP Facility”). Prior to the Reporting Period, the Debtor drew $10,500,000 under the Initial DIP Facility. Please refer to the motion [Docket No. 10] seeking entry of the Initial Interim DIP Order for additional information regarding the Initial DIP Facility.

On July 23, 2026, the Court entered the Interim Order (A) Authorizing the Debtor to Obtain Replacement Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 176] (the “Replacement Interim DIP Order”), which, among other things, authorized the Debtor to enter into a senior secured superpriority debtor-in possession term loan facility (the “Replacement DIP Facility”) with Future Solution Investments LLC (“FSI”), as lender, to replace the Initial DIP Facility. Prior to the Reporting Period, the Debtor incurred $18 million in DIP Obligations (as defined in the Replacement DIP Order) under the Replacement DIP Facility, $11,432,958 of which was paid by the Debtor or on the Debtor’s behalf to satisfy all outstanding obligations arising under the Initial DIP Facility, including all fees. Please refer to the motion [Docket No. 161] (the “Replacement DIP Motion”) seeking entry of the Replacement Interim DIP Order for additional information regarding the Replacement DIP Facility.

On August 20, 2026, the Court entered an order [Docket No. 360] (the “Replacement Final DIP Order,” and together with the Initial Interim DIP Order and the Replacement Interim DIP Order, the “DIP Orders”) granting the relief requested in the Replacement DIP Motion on a final basis. The Final Replacement DIP Order authorized the Debtor to borrow up to $35 million under the Replacement DIP Facility ($17 million more than was authorized by the Replacement Interim DIP Order). During the Reporting Period, (i) the Debtor drew $7 million in additional DIP Obligations under the Replacement Final DIP Order, and (ii) FSI credit bid $250,000 of DIP Obligations in connection with the FSI Equipment Sale (as defined below).

Payment of Prepetition Claims Pursuant to First Day Orders

Pursuant to certain interim orders of the Court entered on or about June 24, 2026 and final orders of the Court entered on or about July 21, 2026 (the “First Day Orders”), the Debtor is authorized (but not directed) to pay, among other things, certain prepetition claims of employees and taxing authorities. Accordingly, these liabilities may have been or may be satisfied in accordance with such First Day Orders. To the extent any payments were made on account of prepetition claims following the Petition Date pursuant to the authority granted to the Debtor under the First Day Orders, such payments have been included in the MOR (subject to the notes and statements and limitations provided herein).

Reservation of Rights

The Debtor reserves all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in the MOR shall constitute a waiver of any of the Debtor’s rights or an admission with respect to any claim against the Debtor or otherwise in connection with this chapter 11 case.

Specific MOR Disclosures

Part 1: Cash Receipts and Disbursements

Pursuant to the DIP Orders, fees and expenses of estate professionals were placed into the Professional Fees Account (as defined in the DIP Orders) maintained by the Debtor. The transfer of such funds to the Professional Fee Account were treated as a transfer between Debtor accounts, and, therefore, were not treated as a distribution in Part 1(c). Professional fees will be treated as a disbursement in the reporting period in which they are paid to the applicable professionals.

Similarly, pursuant to the interim and final orders approving, among other things, the Debtor’s proposed form of adequate assurance of payment to utility companies [Docket Nos. 56 & 142] (the “Utilities Orders”), the Debtor deposited funds into the Utility Deposit Account (as defined in the Utilities Orders) prior to the Reporting Period. The Utility Deposit Account is a segregated account maintained by the Debtor. Accordingly, the funds in such account will be treated as disbursements only if they are ultimately paid to a third party.

Notes to Part 2: Asset and Liability Status

Unless otherwise noted, all asset and liability information included in the MOR reflects net book value, which may differ from current market value. As set forth above, this information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework. If such procedures were applied, the Debtor believes that the financial information presented in the MOR could be subject to change, including material change. Asset and liability information includes intercompany claims and other assets and liabilities which may not be settled in cash.

The Debtor continues to pay postpetition invoices on account of postpetition goods provided and services rendered in the ordinary course of business.

Given the Petition Date did not occur at month end, certain prepetition and postpetition liability balances are estimated. The Debtor has sought to assign liabilities to the prepetition and postpetition periods based on the information available as of and at the time the MOR was prepared. As additional information becomes available, the allocation of liabilities between prepetition and postpetition periods may change. The Debtor reserves the right to amend the balances as it deems appropriate and any such amendments will be reflected in future MORs.

The amounts listed as “Prepetition Secured Debt,” “Prepetition Priority Debt” and “Prepetition Unsecured Debt” are preliminary and are subject to ongoing review and reconciliation by the Debtor. All amounts and classifications are subject to material adjustments.

Regarding Part 2c, the Debtor does not hold inventory; therefore, no inventory valuation method is applicable.

Note to Part 3: Assets Sold or Transferred

On August 20, 2026, the Court entered: (i) an order [Docket No. 356] approving the sale (the “Surplus Equipment Sale”) of certain equipment and office furniture to Surplus Solutions, LLC for $2,300,000 plus certain other consideration, and (ii) an order [Docket No. 358] approving the sale (the “FSI Equipment Sale,” and together with the Surplus Equipment Sale, the “Equipment Sales”) of certain lab equipment to FSI for an offset of $250,000 against the DIP Obligations (as defined in the Replacement Final DIP Order) plus certain other consideration. Both equipment sales closed on or about August 20, 2026.

Notes to Part 5: Professional Fees and Expenses

All payments to professionals were authorized by the Court’s orders approving the retention of various professionals in this Chapter 11 Case. For the Reporting Period, such amounts represent: (i) fees paid to Kurtzman Carson Consultants, LLC dba Verita Global for services performed and expenses incurred in connection with its retention as claims and noticing agent (see Docket No. 55), and (ii) a monthly fee payable to Raymond James & Associates, Inc., which is payable each month without a prior fee application (see Docket No. 276).

Notes to Part 6: Postpetition Taxes

Regarding Part 6c and 6d, postpetition employer payroll taxes accrued and paid include both the employer and employee portions of payroll taxes.

Notes to Part 7: Questionnaire

Please see attached attestations regarding post-petition borrowing, payments on prepetition debt, and payments to insiders.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Post-Petition Borrowing Activity	Reporting Period: August 1, 2026 – August 31, 2026

The Debtor hereby submits this attestation regarding postpetition borrowing during the period of August 1, 2026 through August 31, 2026.

Pursuant to the Final Order (A) Authorizing the Debtor to Obtain Replacement Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 360] (the “Replacement Final DIP Order”) during the reporting period: (i) the Debtor incurred $7 million in DIP Obligations under the Replacement DIP Facility (each as defined in the Replacement Final DIP Order), and (ii) FSI credit bid $250,000 of DIP Obligations in connection with the FSI Equipment Sale.

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Payments on Prepetition Debt	Reporting Period: August 1, 2026 – August 31, 2026

All payments made by the Debtor during the Reporting Period (and included in the disbursements reported in this MOR) were authorized under various final orders granted by the Court, which authorized the Debtor’s various motions that were filed following the commencement of the chapter 11 case.

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Part 7(b) and 7(h) Payments Without Court Approval	Reporting Period: July 1, 2026 – July 31, 2026

Payments made by the Debtor to Rothwell, Figg, Ernst & Manbeck, P.C. and Kilpatrick Townsend & Stockton LLP were inadvertently made prior to such firm’s retention as ordinary course professionals in accordance with the OCP Order [Docket No. 202].

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Payments to Insiders	Reporting Period: August 1, 2026 – August 31, 2026

The Debtor hereby submits this attestation regarding payments to insiders during the period of August 1, 2026 through August 31, 2026.

With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements.

On July 31, 2026, the Court entered an order [Docket No. 216], among other things, authorizing the Debtor to implement a key employee retention program and a key employee incentive program (the “KEIP/KERP Programs”). No payments were made under the KEIP/KERP Programs to insiders or otherwise during the Reporting Period.

As set forth in the Debtor’s motion seeking authority to pay prepetition employee obligations [Docket No. 9], the Debtor maintained certain equity-based compensation programs prior to the Petition Date. Pursuant to such programs, certain employees, including certain executives that may be insiders, were awarded restricted stock units (the “RSUs”) prior to the Petition Date. During the Reporting Period, 213,628 RSUs awarded to 74 individuals prior to the Petition Date vested. For the avoidance of doubt, the Debtor stopped awarding RSUs prior to the Petition Date and no RSUs or any other form of equity-based compensation have been awarded since the Petition Date.

No other non-cash transfers were made during this reporting period.

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
All bank statements and bank reconciliations for the reporting period	Reporting Period: August 1, 2026 – August 31, 2026

The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations, and journal entries.

The Debtor’s standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtor’s bank accounts has been reconciled in accordance with its standard practices.

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Assets Sold or Transferred	Reporting Period: August 1, 2026 – August 31, 2026

The Debtor hereby submits this attestation regarding assets sold or transferred during the period of August 1, 2026 through August 31, 2026.

On August 20, 2026, the Court entered: (i) an order [Docket No. 356] approving the sale (the “Surplus Equipment Sale”) of certain equipment and office furniture to Surplus Solutions, LLC for $2,300,000 plus certain other consideration, and (ii) an order [Docket No. 358] approving the sale (the “FSI Equipment Sale,” and together with the Surplus Equipment Sales, the “Equipment Sales”) of certain lab equipment to FSI for an offset of $250,000 against the DIP Obligations (as defined in the Replacement Final DIP Order) plus certain other consideration. Both equipment sales closed on or about August 20, 2026.

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Sangamo Therapeutics Inc.

MOR #3 - Statement of cash receipts and disbursements

$ in 000s

	07/01/2026 - 07/31/2026	08/01/2026 - 08/31/2026
Receipts
Receipts	$59	$3,145
DIP Draw	$18,000	$7,000

Total Receipts	$18,059	$10,145
Operational Disbursements
Payroll & Benefits	$1,747	$1,693
Rent & Facilities	1,348	319
Program Costs	319	226
International Operations	416	240
Other Operating Disbursements	271	579

Total Operational Disbursements	$4,101	$3,057
Restructuring Disbursements
Professional Fees	—	$515
US Trustee Fees	—	4
DIP Interest & Fees	933	250
DIP Repayments	10,500	—

Total Restructuring Disbursements	$11,433	$769
Net Cash Flow	$2,525	$6,319
Cash, cash equivalents, and restricted cash, beginning of period	$14,382	$16,907

Cash, cash equivalents, and restricted cash, end of period	$16,907	$23,226

1 of 4

Sangamo Therapeutics Inc.

MOR #3 - Balance sheet

$ in 000s

	As of
	07/31/2026	08/31/2026
Assets
Cash, Cash Equivalents and Restricted Cash	$16,910	$23,197
Accounts Receivables	500	90
Other Current Assets	2,977	2,111

Total Current Assets	$20,387	$25,399
Property, Plant & Equipment (Net)	$9,430	$2
Right of Use Assets[3]	2,694	—
Other Non-Current Assets	779	613
Investments in Subsidiaries	115,762	115,762
I/C Receivables - Non-Current	6,067	6,106

Total Non-Current Assets	$134,731	$122,483

Total Assets	$155,118	$147,882

Liabilities and Stockholders’ Equity
A/P and Accrued Liabilities	$36,735	$44,182
Compensation and Benefits Liabilities	17,304	17,397
DIP Loan Payables[2]	18,000	24,942
Other Current Liabilities[1]	8,713	9,723
I/C Payables - Current	42,687	42,903
Other Non-Current Liabilities[1]	23,240	14,754
I/C Payables - Non-Current	703	708

Total Liabilities	$147,383	$154,609
Stock	$1,643,342	$1,643,328
Retained Earnings	(1,564,836)	(1,564,836)
Other Equity	(30)	(30)
Net Income	(70,741)	(85,190)
Total Stockholders’ Equity	$7,735	($6,727)

Total Liabilities and Stockholders’ Equity	$155,118	$147,882

Notes:

1.	Includes:
a.	Deferred Revenues
b.	Lease Liabilities; the Richmond lease is presented as a one-year liability, estimated for lease rejection purposes
2.	Includes accrued August DIP interest of $192K (paid 9/2); net of FSI’s $250K lab equipment credit bid
3.	Fully written off in August in connection with the wind-down of Richmond facility

2 of 4

Sangamo Therapeutics Inc.

MOR #3 - Statement of operations (profit or loss statement)

$ in 000s

	07/01/2026 - 07/31/2026	08/01/2026 - 08/31/2026
Total Revenue	$720	$430
COGS	—	—

Gross Profit	$720	$430
Personnel & Staffing Costs[1]	$1,931	$1,693
R&D Expenses[2]	3,184	473
Selling Expenses	—	—
General and Administrative Expenses[4]	863	1,037
Facilities & OH Expenses[1]	972	950
I/C Expenses[2]	28	127
Other Expenses[2]	19	3
Interest Expense	105	192
Restructuring Expenses[3]	4,244	9,980
Depreciation and/or amortization	216	138

Total Operating Expenses	$11,562	$14,592
Unrealized FX (Gain)/Loss	$336	$292
Non-Operating (Income)/Expense	(12)	(5)

Total Non-Operating (Income)/Expense	$323	$287

Net Profit/(Loss) for the Period	($11,165)	($14,449)

Notes:

1.	Considered under “General and Administrative Expenses” for MOR
2.	Considered under “Other Expenses” for MOR
3.	Includes professional fees and asset write-offs/disposals, net of lease rejection gains
4.	Includes D&O insurance expense for prior months not previously recognized, recorded in August

3 of 4

Sangamo Therapeutics Inc.

MOR #3 - Detailed explanations

Part 2 - Question C - Inventory

Sangamo does not hold inventory; therefore, no inventory valuation method is applicable

Part 7 - Question G - Was there any postpetition borrowing, other than trade credit?

Detail	Date	Payee/Lender Name	Amount
DIP draw	8/21/2026	Future Solution Investments LLC	$7,000,000

4 of 4

Miscellaneous:

26-10989-CTG Sangamo Therapeutics, Inc.

Type: bk	Chapter: 11 v	Office: 1 (Delaware)
Assets: y	Judge: CTG

Case Flag: CLMSAGNT, LeadSC, PlnDue, DsclsDue, STANDOrder, SealedDoc(s)

U.S. Bankruptcy Court

District of Delaware

Notice of Electronic Filing

The following transaction was received from James McCauley entered on 10/23/2026 at 1:03 PM EDT and filed on 10/23/2026

Case Name:	Sangamo Therapeutics, Inc.

Case Number:	26-10989-CTG

Document Number:	538

Docket Text:

Amended Chapter 11 Monthly Operating Report for the Month Ending: 08/31/2026 (related document(s)[513]) Filed by Sangamo Therapeutics, Inc.. (McCauley, James)

The following document(s) are associated with this transaction:

Document description:Main Document

Original filename:SGMO - August 2026 MOR [AMENDED].pdf

Electronic document Stamp:

[STAMP bkecfStamp_ID=983460418 [Date=10/23/2026] [FileNumber=20049567- 0][69bdb41297fe57581063fc1b02a27c05cfe148b80b016323f14884f454e676452d

c3558b420144fafd3a3b88f7bf8f2480d23e562f046a964696f82bb68edf46]]

26-10989-CTG Notice will be electronically mailed to:

Jacob A. Adlerstein on behalf of Interested Party Eli Lilly and Company

jadlerstein@paulweiss.com

Elihu Ezekiel Allinson, III on behalf of Interested Party Shire Human Genetic Therapies, Inc.

ZAllinson@SHA-LLC.com, ecf@williamdsullivanllc.com;hcoleman@sha-llc.com

Olya Antle on behalf of Debtor Sangamo Therapeutics, Inc.

oantle@cooley.com, efilingnotice@cooley.com;efiling-notice@ecf.pacerpro.com

Joseph N. Argentina, Jr. on behalf of Creditor VWR International, LLC

joseph.argentina@faegredrinker.com, cathy.greer@faegredrinker.com

Darren Azman on behalf of Creditor Committee Official Committee of Unsecured Creditors of Sangamo Therapeutics, Inc.

dazman@mcdermottlaw.com

Joshua Brooks on behalf of Interested Party PTC Therapeutics, Inc.

brooks@lrclaw.com, ramirez@lrclaw.com;huynh@lrclaw.com;hitchens@lrclaw.com;ford@lrclaw.com;kittinger@lrclaw.com

Kate R. Buck on behalf of Interested Party Astellas Gene Therapies, Inc.

kbuck@mccarter.com

Linda J. Casey on behalf of U.S. Trustee U.S. Trustee

Linda.Casey@usdoj.gov

Austin Chavez on behalf of Interested Party PTC Therapeutics, Inc.

austin.chavez@wilmerhale.com, Mike.McGuinness@wilmerhale.com

Shawn M. Christianson on behalf of Creditor Oracle America, Inc.

schristianson@buchalter.com, cmcintire@buchalter.com

James A. Copeland on behalf of Interested Party Northridge ATM, LLC

james.copeland@nortonrosefulbright.com

Kristin Cunningham on behalf of Debtor Sangamo Therapeutics, Inc.

cunningham@rlf.com, rbgroup@rlf.com;rebecca--speaker-6328@ecf.pacerpro.com

Daniel J. DeFranceschi on behalf of Debtor Sangamo Therapeutics, Inc.

defranceschi@rlf.com, RBGroup@rlf.com;ann-jerominski-2390@ecf.pacerpro.com;rebecca--speaker-6328@ecf.pacerpro.com

Robert J. Dehney on behalf of Interested Party Eli Lilly and Company

rdehney@morrisnichols.com, robert-dehney-4464@ecf.pacerpro.com;jlawrence@morrisnichols.com;john-lawrence-

0804@ecf.pacerpro.com;rchevli@morrisnichols.com;radha--chevli--2257@ecf.pacerpro.com

Brenna Anne Dolphin on behalf of Interested Party Eli Lilly and Company

bdolphin@morrisnichols.com, brenna-dolphin-9491@ecf.pacerpro.com;john-lawrence-

0804@ecf.pacerpro.com;jlawrence@morrisnichols.com;rchevli@morrisnichols.com;radha--chevli--2257@ecf.pacerpro.com

Andrew C. Ehrmann on behalf of Interested Party Northridge ATM, LLC